SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report: (Date of Earliest Event Reported): February 20, 2004
                                                   (February 19, 2004)



                                 CRIIMI MAE INC.
             (Exact name of registrant as specified in its charter)

         Maryland                       1-10360                 52-1622022
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)




                              11200 Rockville Pike
                            Rockville, Maryland 20852
   (Address of principal executive offices, including zip code, of Registrant)

                          (301) 816-2300 (Registrant's
                     telephone number, including area code)

Item 5.  Other Events

     Attached as an exhibit to this Current Report on Form 8-K is a press release issued by CRIIMI MAE Inc. (the "Company") on February 19, 2004 announcing the appointment of Glenn J. Rufrano, John S. Moody and Bruce K. Robertson as Directors of the Company effective February 26, 2004 and the resignation of William B. Dockser as Director of the Company effective February 25, 2004.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibit is filed as a part of this Current Report on Form 8-K:

(c)      Exhibit

99.1     Press Release issued by CRIIMI MAE Inc. on February 19, 2004.

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CRIIMI MAE Inc.



Dated: February 20, 2004                 /s/ Mark Libera
                                         -------------------------------
                                         Vice President and Acting
                                         General Counsel

                                  EXHIBIT INDEX

Exhibit
No. Description
--------------------------------------------------------------------------------

*99.1    Press Release dated February 19, 2004.


*Filed herewith